                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Agreement") is entered into as of December 28, 1998, by and among SILICON VALLEY BANK, a California-chartered bank ("Bank") with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Central Plaza, 11300 Rockville Pike, Suite 1205, Rockville, Maryland 20852 and VISUAL NETWORKS, INC., a Delaware corporation ("Company"), VISUAL NETWORKS OPERATIONS, INC., a Delaware corporation ("Visual Operations"), VISUAL NETWORKS INVESTMENTS, INC., a California corporation ("Visual Investments"), VISUAL NETWORKS TECHNOLOGIES, INC., a California corporation ("Visual Technologies") and VISUAL NETWORKS OF TEXAS, LP, a Texas limited partnership ("Visual Texas", together with Visual Operations, Visual Investments, Visual Technologies and the Company being called collectively, the "Borrowers" and each a "Borrower").

                                    RECITALS.

         The Company and Bank have entered into that certain Loan and Security Agreement dated January 8, 1998 (as amended by this Agreement, the "Loan Agreement"), pursuant to which Bank agreed to establish a revolving credit facility (as the same may be increased from time to time, the "Committed Revolving Line") in favor of the Company in the maximum principal amount of Seven Million and No/100 Dollars ($7,000,000.00).




Visual Networks (Second amendment to Loan and Security Agreement)




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         The Company has requested that the Bank revise certain provisions of the Loan Agreement and the Bank has agreed to, on the condition, among others, that this Agreement be executed and delivered by the Borrowers to Bank.

         Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Loan Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Bank do hereby agree as follows:

         1. Recitals. The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

         2. Exhibit. From and after the effective date of this Agreement, Exhibit E to the Loan Agreement is replaced in its entirety with Exhibit E attached hereto. The Borrowers shall execute and deliver to the Bank on the date hereof their Second Amended and Restated Revolving Promissory Note in the form of Exhibit E attached hereto and incorporated herein by reference (the "Replacement Note") in substitution for and not satisfaction of, the issued and outstanding Note; and the Replacement Note shall be the "Note" and/or the "Revolving Promissory Note" for all purposes of the Loan Documents.

         3. Conditions Precedent. This Agreement shall become effective on the date Bank receives the following documents, each of which shall be satisfactory in form and substance to Bank:

                  (a) The fully executed Replacement Note;



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                 (b) Proof that Borrowers have paid all costs and expenses to
Bank in connection with this Agreement, including but not limited to Bank's reasonable attorneys fees; and

                 (c) Such other information, instruments, opinions, documents, certificates and reports as Bank may deem necessary.

         4. Representations. Each Borrower hereby confirms that the covenants set forth in Section 5 of the Loan Agreement, are true and correct as of the date hereof, and that no Event of Default has occurred or is continuing immediately prior to or upon the execution of this Agreement.

         5. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

         6. Loan Documents; Governing Law; Etc. This Agreement is one of the Loan Documents defined in the Loan Agreement and shall be governed and construed in accordance with the laws of the State of Maryland. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

         7. Acknowledgments. Each Borrower hereby confirms to Bank the enforceability and validity of each of the Loan Documents. In addition, each Borrower hereby agrees that the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the joint and several liability and obligations of Borrowers under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. Each Borrower issues, ratifies and confirms the representations, warranties and covenants contained in the Loan Documents.



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         8. Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WITNESS/ATTEST:                         VISUAL NETWORKS, INC.


    /s/ RICHARD H. DEILY                By:      /s/ PETER J. MINIHANE
----------------------------               -----------------------------------
                                           Name:  Peter J. Minihane
                                           Title: Chief Financial Officer


WITNESS/ATTEST:                         VISUAL NETWORKS OPERATIONS, INC.


    /s/ RICHARD H. DEILY                By:      /s/ PETER J. MINIHANE
----------------------------               -----------------------------------
                                           Name:  Peter J. Minihane
                                           Title: Treasurer

WITNESS/ATTEST:                         VISUAL NETWORKS TECHNOLOGIES, INC.


    /s/ RICHARD H. DEILY                By:      /s/ PETER J. MINIHANE
----------------------------               -----------------------------------
                                           Name:  Peter J. Minihane
                                           Title: Treasurer

WITNESS/ATTEST:                         VISUAL NETWORKS INVESTMENTS, INC.


    /s/ RICHARD H. DEILY                By:      /s/ PETER J. MINIHANE
----------------------------               ------------------------------------
                                           Name:  Peter J. Minihane
                                           Title: Treasurer


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WITNESS/ATTEST:                       VISUAL NETWORKS OF TEXAS,  L.P.
                                      By: Visual Networks of Texas
                                          Operations, Inc., its general partner


    /s/ RICHARD H. DEILY                By:      /s/ PETER J. MINIHANE
----------------------------               -----------------------------------
                                           Name:  Peter J. Minihane
                                           Title: Treasurer

                                      SILICON VALLEY BANK


                                      By:         /s/ SHAWN BECKERMAN
                                         -------------------------------------
                                         Shawn Beckerman
                                         Assistant Vice President

                                      SILICON VALLEY BANK


                                      By:       /s/ MICHAEL D. GIANNINI
                                         -------------------------------------
                                         Name: Michael D. Giannini
                                         Title: Assistant Vice President
                                         (Signed in Santa Clara, California))





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